UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/12/2013

Rand Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31265

Delaware	84-1035353
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

161 Worcester Road, Suite 401
Framingham, MA 01701
(Address of principal executive offices, including zip code)

(508) 663-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 12, 2013, Rand Worldwide, Inc. ("Registrant") and its subsidiary, Rand A Technology Corporation, modified the maturity date of their $8 million revolving line of credit facility with PNC Bank pursuant to a Loan Document Modification Agreement (the "Modification"). The Modification extended the maturity date of the line of credit to November 30, 2014. All other terms and conditions of the credit facility remain unchanged. A copy of the Modification is filed herewith as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

    Exhibit 10.1 - Loan Document Modification Agreement dated April 12, 2013 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Worldwide, Inc.

Date: April 12, 2013	By:	/s/ Lawrence Rychlak
Lawrence Rychlak
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Loan Document Modification Agreement dated April 12, 2013 (filed herewith).